UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2005

GEXA CORP.

(Exact name of registrant as specified in its charter)

Texas	0-16179	76-0670175
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 Greenway Plaza, Suite 600, Houston, Texas		77046
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (713) 470-0400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 6, 2005, Gexa Corp. (the “Company”) issued a press release announcing a correction to shareholder information provided in the Company’s toll-free number relating to the Company’s proposed merger with an indirect wholly-owned subsidiary of FPL Group, Inc.  A copy of the press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1                           Press Release dated June 6, 2005.

[Signature page follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEXA CORP.

Date: June 6, 2005
/s/ David K. Holeman
David K. Holeman
Vice President & CFO